Exhibit 99.1

LETTER OF TRANSMITTAL
FIRST BANCORP.

With Respect to the
OFFER TO EXCHANGE

Up to 256,401,610 shares of Common Stock for any and all of the issued and outstanding shares representing its:
7.125% Noncumulative Perpetual Monthly Income Preferred Stock, Series A of
First BanCorp. (“Series A Preferred Stock”) (CUSIP: 318672201),
8.35% Noncumulative Perpetual Monthly Income Preferred Stock, Series B of
First BanCorp. (“Series B Preferred Stock”) (CUSIP: 318672300),
7.40% Noncumulative Perpetual Monthly Income Preferred Stock, Series C of
First BanCorp. (“Series C Preferred Stock”) (CUSIP: 318672409),
7.25% Noncumulative Perpetual Monthly Income Preferred Stock, Series D of
First BanCorp. (“Series D Preferred Stock”) (CUSIP: 318672508), and
7.00% Noncumulative Perpetual Monthly Income Preferred Stock, Series E of
First BanCorp. (“Series E Preferred Stock”) (CUSIP: 318672607),
(collectively, “Preferred Stock”) on the terms and conditions set forth in the Prospectus (as defined below).

THE EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON AUGUST 24, 2010 (THE “EXPIRATION DATE”), UNLESS FIRST BANCORP. (THE “CORPORATION”) EXTENDS THE EXCHANGE OFFER OR TERMINATES IT EARLY. TENDERED SHARES OF PREFERRED STOCK MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE.

The Exchange Agent and Information Agent for the Exchange Offer is:

BNY Mellon Shareowner Services

In its capacity as the Exchange Agent:
Call Toll-Free (800) 777-3674

By Mail:	By Hand or Overnight Courier:
BNY Mellon Shareowner Services	BNY Mellon Shareowner Services
P.O. Box 3301	480 Washington Boulevard
South Hackensack, NJ 07606	Jersey City, NJ 07310
Attention: Corporate Actions Depart.	Attention: Corporate Actions Dept., 27th Floor

By Facsimile:
(For Eligible Institutions only)
(201) 680-4626
Confirm Facsimile Transmission: (201) 680-4860

BNY Mellon Shareowner Services
In its capacity as the Information Agent:

BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310
Toll Free: (800) 777-3674
Call Collect: (201) 680-6579

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE VALID DELIVERY.

The Corporation is not providing for guaranteed delivery procedures and, therefore, tendering holders must allow sufficient time for the necessary tender procedures to be completed during normal business hours of the Depository Trust Company (“DTC”) on or prior to the expiration date. If your interest as a holder of Preferred Stock is in certificated form, you must deliver the Preferred Stock certificate to be exchanged in the manner specified herein and a proper assignment of the shares of Preferred Stock to First BanCorp., or to any transfer agent for the shares of Preferred Stock, or in blank. Tenders not received by the Exchange Agent on or prior to the expiration date will be disregarded and have no effect.

Certain terms used and not defined herein shall have the respective meanings ascribed to them in the Corporation’s preliminary prospectus dated July 16, 2010 (the “Prospectus”).

This letter of transmittal is to be used by holders of Preferred Stock who wish to participate in the Exchange Offer. The instructions contained in this letter of transmittal should be read carefully and in their entirety before this letter of transmittal is completed.

ALL TENDERING HOLDERS MUST COMPLETE THE FOLLOWING:
DESCRIPTION OF SHARES OF PREFERRED STOCK TENDERED

CUSIP Number of Shares of
Preferred Stock Tendered	Liquidation Preference Tendered

$

METHOD OF DELIVERY

Shares of Preferred Stock not tendered in certificated form are being delivered by book-entry transfer made to the account maintained by the Exchange Agent at DTC. Please complete the following (for use by Eligible Institutions only):

Name of Tendering Institution:

DTC Participant Number:

DTC Account Number:

Transaction Code Number:

Shares of Preferred Stock tendered in certificated form are being delivered by physical delivery of the certificates for the shares of Preferred Stock to be exchanged, and a proper assignment of the shares of Preferred Stock to First BanCorp. or any transfer agent for the shares of Preferred Stock, or in blank.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

Ladies and Gentlemen:

All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Prospectus.

Upon the terms and subject to the conditions set forth in the Prospectus and this letter of transmittal, the undersigned hereby: (i) tenders to the Corporation the shares of Preferred Stock set forth in the box above entitled “Description of Shares of Preferred Stock Tendered;” (ii) subject to and effective upon acceptance for exchange of the shares of Preferred Stock tendered herewith, irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to any such tendered shares of Preferred Stock, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such shares of Preferred Stock, or transfer ownership of such shares of Preferred Stock on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Corporation, (b) present such shares of Preferred Stock for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such shares of Preferred Stock (except that the Exchange Agent will have no rights to, or control over, the shares of Common Stock issued in respect of such shares of Preferred Stock, except as the undersigned’s agent, all in accordance with the terms of the Exchange Offer); (iii) requests that Common Stock issued in exchange for tendered shares of Preferred Stock in connection with the Exchange Offer be issued to the order of the undersigned; and (iv) requests that any shares of Preferred Stock representing liquidation preferences not tendered or not accepted for exchange be credited to such DTC participant’s account or be returned to the undersigned.

The undersigned hereby acknowledges receipt of the Prospectus and this letter of transmittal, which together constitute the Corporation’s offer to exchange newly issued shares of Common Stock for any and all outstanding shares of Preferred Stock that are validly tendered and not validly withdrawn in the Exchange.

The undersigned hereby represents and warrants that: (i) the undersigned has full power and authority to tender, sell, assign and transfer the shares of Preferred Stock tendered hereby; (ii) upon its acceptance of any tendered shares of Preferred Stock, the Corporation will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and that such shares of Preferred Stock will not be subject to any adverse claim; and (iii) (a) the undersigned has a net long position in the shares of Preferred Stock being tendered pursuant to the Exchange Offer within the meaning of Rule 14e-4 under the Exchange Act and (b) the tender of such shares of Preferred Stock complies with Rule 14e-4.

Subject to and effective upon acceptance for exchange of, and issuance of shares of Common Stock for, the shares of Preferred Stock tendered herewith, the undersigned hereby: (i) irrevocably, sells, transfers, conveys and assigns to or upon the order of the Corporation, all right, title and interest in and to the shares of Preferred Stock tendered hereby; (ii) waives any and all other rights with respect to such shares of Preferred Stock (including with respect to any existing or past defaults and their consequences in respect of such shares of Preferred Stock); and (iii) releases and discharges the Corporation from any and all claims that the undersigned may have now, or may have in the future, arising out of, or related to, such shares of Preferred Stock, including any claims that the undersigned is entitled to receive additional payments with respect to such shares of Preferred Stock or to participate in any redemption of such shares of Preferred Stock.

The undersigned also acknowledges that the Prospectus is not an offer to sell or exchange and is not a solicitation of an offer to buy securities in any jurisdiction in which such offer, sale or exchange is not permitted. Countries outside the United States generally have their own legal requirements that govern securities offerings made to persons resident in those countries and often impose stringent requirements about the form and content of offers made to the general public. The Corporation has not taken any action under those non-U.S. regulations to facilitate a public offer to exchange outside the United States. Therefore, the ability of any non-U.S. person to tender shares of Preferred Stock in the Exchange Offer will depend on whether there is an exemption available under the laws of such person’s home country that would permit the person to participate in the Exchange Offer without the need for the Corporation to take any action to facilitate a public offering in that country or otherwise.

For example, some countries exempt transactions from the rules governing public offerings if they involve persons who meet certain eligibility requirements relating to their status as sophisticated or professional investors. Non-U.S. holders should consult their advisors in considering whether they may participate in the Exchange Offer in accordance with the laws of their home countries and, if they do participate, whether there are any restrictions or limitations on transactions in the Common Stock that may apply in their home countries. The Corporation and the Dealer Manager cannot provide any assurance about whether such limitations may exist.

The undersigned acknowledges and agrees that upon acceptance for exchange of the shares of Preferred Stock tendered herewith, without any further action, all other powers of attorney, proxies and consents given by the undersigned with respect to such shares of Preferred Stock or the Common Stock to be received in exchange for such shares of Preferred Stock will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned (and, if given, will not be effective), except for powers of attorney, proxies, consents or revocations contemplated hereby.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Corporation to be necessary or desirable to complete the sale, assignment and transfer of the shares of Preferred Stock tendered hereby. All authority conferred or agreed to be conferred in this letter of transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the section of the Prospectus entitled “The Exchange Offer—Withdrawal of Tenders.”

The undersigned hereby agrees that: (i) no tender of shares of Preferred Stock is valid until any defect or irregularity in connection with tenders of shares of Preferred Stock is cured within such time as the Corporation determines, unless waived by the Corporation; (ii) none of the Corporation, the Exchange Agent and Information Agent, the Dealer Manager or any other person is under any duty to give notice of any defects or irregularities in the tenders of shares of Preferred Stock or will incur any liability to holders for failure to give any such notice; (iii) a tender of shares of Preferred Stock will constitute a binding agreement between us upon the terms and subject to the conditions of the Exchange Offer; and (iv) all questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of Preferred Stock will be determined by the Corporation in its sole discretion and such determination shall be final and binding.

IMPORTANT
SIGNATURE REQUIRED

Must be signed by the registered holder(s) of the shares of Preferred Stock exactly as their name(s) appear(s) on a security position listing as the owner of shares of Preferred Stock on the books of DTC or its participants. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Corporation of such person’s authority to so act.

Signature(s) of Holders

Date:

Name(s):

Signature(s):

Capacity (full title):

Address (including zip code):

Area Code and Telephone No.:

GUARANTEE OF SIGNATURE(S)
(IF REQUIRED—SEE INSTRUCTION 1)

Date:

Name of Firm:

Address (including zip code):

Name:

Authorized Signature:

Area Code and Telephone No.:

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS
OF THE EXCHANGE OFFER

IMPORTANT: IN ORDER FOR YOU TO PARTICIPATE IN THE EXCHANGE OFFER, THE EXCHANGE AGENT MUST RECEIVE ON OR BEFORE THE EXPIRATION DATE, THIS LETTER OF TRANSMITTAL AND YOUR CERTIFICATES IN THE CASE OF SHARES BEING PHYSICALLY DELIVERED OR, IN THE CASE OF SHARES OF PREFERRED STOCK DELIVERED BY BOOK-ENTRY TRANSFER THROUGH DTC, AN AGENT’S MESSAGE AND A DTC CONFIRMATION.

1. Guarantee of Signatures.  All signatures on this letter of transmittal must be guaranteed by a firm that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program or is otherwise an “eligible guarantor institution” as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (generally a member of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office in the United States) (an “Eligible Institution”), unless (i) this letter of transmittal is signed by the registered holder of the shares of Preferred Stock tendered therewith and the Common Stock issued in exchange for shares of Preferred Stock is to be issued in the name of and delivered to, or if any shares of Preferred Stock not accepted for exchange are to be returned to, such holder or (ii) such shares of Preferred Stock are tendered for the account of an Eligible Institution.

2. Delivery of Letter of Transmittal.  This letter of transmittal is to be used by each holder of the shares of Preferred Stock if delivery of shares of Preferred Stock is to be made by book-entry transfer, and instructions are not being transmitted through DTC’s Automated Tender Offer Program (“ATOP”).

DTC participants must electronically transmit their acceptance of the Exchange Offer by causing DTC to transfer their shares of Preferred Stock to the Exchange Agent in accordance with DTC’s ATOP procedures for such a transfer. DTC will then send an Agent’s Message to the Exchange Agent. The term “Agent’s Message” means a message transmitted by DTC, received by the Corporation and forming part of the book-entry confirmation, to the effect that: (i) DTC has received an express acknowledgment from a participant in ATOP that it is tendering its shares of Preferred Stock; (ii) such participant has received and agrees to be bound by this letter of transmittal to the same extent as if it tendered shares of Preferred Stock pursuant to a manually executed letter of transmittal: and (iii) the agreement may be enforced against such participant. Accordingly, this letter of transmittal need not be completed by a holder tendering through ATOP. However, the holder will be bound by the terms of this letter of transmittal and the Exchange Offer. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

If the holder beneficially owns shares of Preferred Stock that are held by or registered in the name of a broker, securities dealer, custodian, commercial bank, trust company or other nominee and the holder wishes to participate in the Exchange Offer, the holder must promptly contact the holder’s broker, securities dealer, custodian, commercial bank, trust company or other nominee to instruct it to tender the holder’s shares of Preferred Stock and to agree to the terms of this letter of transmittal. Holders are urged to instruct their broker, securities dealer, custodian, commercial bank, trust company or other nominee at least five business days prior to the expiration date in order to allow adequate processing time for the instruction. Tenders not received by the Exchange Agent on or prior to the expiration date will be disregarded and have no effect.

If the holder owns shares of Preferred Stock in certificated form, the holder must complete and manually sign this letter of transmittal. The executed letter of transmittal and the holder’s certificates to be tendered must be delivered to the Exchange Agent on or prior the expiration date together with a proper assignment of the shares of Preferred Stock to First BanCorp, or to any transfer agent for the shares of Preferred Stock, or in blank. Such holders are urged to make their delivery to the Exchange Agent at least five days prior to the expiration date to allow adequate processing time.

Holders desiring to tender shares of Preferred Stock prior to the expiration date through DTC’s ATOP should note that such holders must allow sufficient time for completion of DTC’s ATOP procedures during the normal business hours of DTC on or prior to such date. The method of delivery of this letter of transmittal is at the holder’s own option and risk, and the delivery will be deemed made only when actually received by the Exchange Agent.  Likewise, tenders via DTC’s ATOP shall be deemed made only when timely confirmed by DTC. In all cases, the holder should allow sufficient time to ensure timely processing of the holder’s tender.

The Corporation is not providing for guaranteed delivery procedures and, therefore, tendering holders must allow sufficient time for the necessary tender procedures to be completed on or prior to the expiration date. Tenders not received by the Exchange Agent on or prior to the expiration date will be disregarded and have no effect.

3. Signatures on Letter of Transmittal.  If any shares of Preferred Stock tendered hereby are held of record by two or more persons, all such persons must sign this letter of transmittal. If any shares of Preferred Stock tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registrations of such shares of Preferred Stock. If this letter of transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Corporation of such person’s authority so to act must be submitted.

4. Withdrawal Procedures.  Holders who wish to exercise their right of withdrawal with respect to the shares of Preferred Stock which were tendered in certificated form must give written notice of withdrawal. Any such notice of withdrawal must (i) that specify the name of the holder that tendered the shares of Preferred Stock to be withdrawn, (ii) identify the shares of Preferred Stock to be withdrawn and liquidation preference of such shares of Preferred Stock, (iii) include a statement that the holder is withdrawing its election to exchange the shares of Preferred Stock, and (iv) be signed by the holder in the same manner as the original signature on the accompanying letter of transmittal by which such shares of Preferred Stock were tendered or otherwise as described above, including any required signature guarantee.

If a holder holds the shares of Preferred Stock in book-entry form, a withdrawal of shares of Preferred Stock will be effective if the holder complies with the appropriate procedures of DTC’s ATOP on or prior to the expiration date or, if the holder’s shares of Preferred Stock are not previously accepted by the Corporation, after the expiration of 40 business days after the commencement of the Exchange Offer. The holder’s withdrawal must comply with the requirements set forth in the Prospectus.

Any shares of Preferred Stock validly withdrawn will not have been validly tendered for purposes of the Exchange Offer unless the shares of Preferred Stock so withdrawn are validly re-tendered.

5. Waiver of Conditions.  The Corporation reserves the absolute right in its sole discretion to waive any of the specified conditions, in whole or in part, of the Exchange Offer, other than the conditions relating to (i) the consent of the holders of the Common Stock of the Corporation to the issuance of the Common Stock upon the exchange of the Preferred Stock in the Exchange Offer and (ii) the approval by the holders of the Common Stock of an amendment to the Restated Articles of Incorporation to reduce the par value of a share of Common Stock from $1.00 per share, if necessary to issue shares of Common Stock in the Exchange Offer.

6. Validity; Irregularities.  All questions as to the form of documents and the validity (including time of receipt), and acceptance for exchange of any tender of shares of Preferred Stock and any withdrawal of the shares of Preferred Stock will be determined by the Corporation, in its sole discretion, and its determination will be final and binding. Alternative, conditional or contingent tenders of shares of Preferred Stock will not be considered valid. The Corporation reserves the absolute right, in its sole discretion, to reject any and all tenders of shares of Preferred Stock that it determines are not in proper form or the acceptance of or exchange for which, in the Corporation’s opinion, would be unlawful. The Corporation also reserves the right to waive any defects, irregularities or conditions of tenders in any tender of any shares of Preferred Stock.

Any defect or irregularity in connection with tenders of shares of Preferred Stock must be cured within such time as the Corporation determines, unless waived by the Corporation. Tenders of shares of Preferred Stock shall not be deemed to have been made until all defects and irregularities have been waived by the Corporation or cured. A defective tender (which defect is not waived by us) will not constitute a valid tender of shares of Preferred Stock. None of the Corporation, the Exchange Agent, the Information Agent, the Dealer Manager or any other person will be under any duty to give notice of any defects or irregularities in the tenders of shares of Preferred Stock, or will incur any liability to holders for failure to give any such notice.

7. Inadequate Space.  If the space provided in the above “Description of Shares of Preferred Stock Tendered” box is inadequate, the number of shares of Preferred Stock tendered and any other required information should be listed on a separate signed schedule and attached to this letter of transmittal.

8. Backup Withholding.  Certain amounts payable with respect to the shares of Common Stock may be subject to information reporting and backup withholding of U.S. federal income tax, currently at a rate of 28%. To avoid backup withholding, each U.S. holder (other than a Puerto Rico resident) that does not otherwise establish an exemption should complete and return the Substitute Form W-9 set forth herein, certifying that such U.S. holder is a United States person, the taxpayer identification number provided is correct and such U.S. holder is not subject to backup withholding. Failure to provide the correct information on the IRS Form W-9 may subject the tendering U.S. holder to a $50 penalty imposed by the IRS and 28% federal backup withholding tax on any payment.

Backup withholding will not apply to a Puerto Rico resident holder or a non-U.S. holder if (i) the holder certifies under penalties of perjury, by completing and submitting the appropriate IRS Form W-8 BEN (or other applicable form), that it is a Puerto Rico resident holder or a non-U.S. holder and (ii) neither the Corporation nor any payor of amounts payable with respect to the shares of Common Stock that are subject to information reporting and backup withholding has actual knowledge to the contrary. An IRS Form W-8 BEN (or other applicable form) and instructions for completing it may be obtained from the Exchange Agent or at the IRS website at www.irs.gov. In certain circumstances, the amount paid to a Puerto Rico resident holder or a non-U.S. holder, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS.

If the holder owns the shares of Preferred Stock through a broker who tenders the securities on the holder’s behalf and continues to own the shares of Common Stock through such broker, the holder may need to provide an IRS Form W-9, IRS Form W-8 or other applicable form to such broker in order to avoid backup withholding. The holder should consult the holder’s broker to determine whether any such forms are required.

Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS provided that the required information is timely furnished to the IRS.

8. Transfer Taxes.  The Corporation will pay all transfer taxes, if any, imposed by the United States and Puerto Rico or any jurisdiction therein with respect to the exchange and transfer of any shares of Preferred Stock to the Corporation pursuant to the Exchange Offer (for the avoidance of doubt, transfer taxes do not include income or backup withholding taxes).

9. Conflicts.  In the event of any conflict between the terms of the Prospectus and the terms of this letter of transmittal, the terms of the Prospectus will control.

TO BE COMPLETED BY ALL TENDERING U.S. HOLDERS OF SECURITIES

PAYER’S NAME: ●

Name (if in joint names, list first and circle the name of the person or entity whose number you enter in Part I as provided in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”))

Business Name (Sole proprietors, see the instructions in the enclosed Guidelines)

Check appropriate box:	☐ Individual/Sole ☐ Corporation Proprietor	Exempt from backup withholding ☐
☐ Partnership
☐ Limited Liability Company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership)
☐ Other

Address

SUBSTITUTE FORM W-9	Part I-TIN Enter your TIN in the appropriate box at right. (For most individuals, this is your social security number. If you do not have a number, see Obtaining a Number in the enclosed Guidelines). Certify by signing and dating below.	Social security number OR Employer identification number OR If awaiting TIN write “Applied For”
Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Note: If the account is in more than one name, see chart in the enclosed Guidelines to determine which number to enter.

Part II-Certification-Under penalties of perjury, I certify that:

(1) The taxpayer identification number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the United States Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions: You must cross out item (2) above if the IRS has notified you that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE		DATE ,

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
“APPLIED FOR” IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such application in the near future. I understand that, notwithstanding the information I provided in Part II of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me will be subject to a 28% backup withholding tax unless I provide a properly certified taxpayer identification number.

Signature:    Date:   ,

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING TAX OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 AND CONTACT YOUR TAX ADVISOR FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social security numbers (“SSN”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Corporation.

Give the SOCIAL
For this type		SECURITY number
of account		of—
1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship account or disregarded entity owned by an individual	The owner(3)

Give the EMPLOYER
For this type of		IDENTIFICATION number
account		of—
6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(4)
8.	Corporation or limited liability company (“LLC”) electing corporate status on Form 8832 account	The corporation
9.	Association, club, religious, charitable, education, or other tax exempt organization account	The organization
10.	Partnership or multimember LLC not electing corporate status on Form 8832 account	The partnership
11.	A broker or registered nominee	The broker or registered nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name and you may also enter your business or “DBA” name on the “Business Name” line. You may use either your social security number or employer identification number (if you have one). If you are a sole proprietor, the IRS encourages you to use your social security number.
(4)	List first and circle the name of the legal trust, estate, or pension trust.

Note:  If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9 (CONTINUED)

Obtaining a Number

If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (“ITIN”). Enter it in the social security number box. If you do not have an ITIN or a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Number Card, from your local Social Security Administration office or get this form online at www.ssa.gov/online/ss5.html or by calling 1-800-772-1213. Use Form W-7, Application for an IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You may get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM or from the IRS website at www.irs.gov.

To complete Substitute W-9 if you do not have a TIN, write “Applied For” in the space provided in Part I, sign and date the Form, complete the additional certificate, and give it to the requester. Generally, you will have 60 days to obtain a TIN and furnish it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your TIN to the requester.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501 (a) of the Internal Revenue Code of 1986, as amended (the “Code”), an individual retirement arrangement (“IRA”), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•	A foreign government, or any of its political subdivisions, agencies, or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include the following:

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A real estate investment trust.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A common trust fund operated by a bank under section 584(a) of the Code.

•	A financial institution.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR NAME (as described above), CHECK THE APPROPRIATE BOX FOR YOUR STATUS, CHECK THE BOX TITLED “EXEMPT FROM BACKUP WITHHOLDING,” SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N of the Code.

Privacy Act Notice—Section 6109 of the Code requires most recipients to provide your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalties for Failure to Furnish Taxpayer Identification Number—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Number—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

Any questions and requests for assistance may be directed to the Information Agent at the address and telephone numbers set forth below. Additional copies of the Prospectus, this letter of transmittal and any related documents may be obtained from the Information Agent at the address and telephone numbers set forth below. Questions regarding the terms of the Exchange Offer may be directed to the Dealer Manager at its address and telephone number set forth below. Holders of shares of Preferred Stock may also contact their broker, securities dealer, custodian, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

The Exchange Agent and Information Agent for the Exchange Offer is:

BNY Mellon Shareowner Services

In its capacity as the Exchange Agent:
Call Toll-Free (800) 777-3674

By Mail:	By Hand or Overnight Courier:
BNY Mellon Shareowner Services	BNY Mellon Shareowner Services
P.O. Box 3301	480 Washington Boulevard
South Hackensack, NJ 07606	Jersey City, NJ 07310
Attention: Corporate Actions Depart.	Attention: Corporate Actions Dept., 27th Floor

By Facsimile:
(For Eligible Institutions only)
(201) 680-4626
Confirm Facsimile Transmission: (201) 680-4860

BNY Mellon Shareowner Services

In its capacity as the Information Agent:

BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310
Toll Free: (800) 777-3674
Call Collect: (201) 680-6579

The Dealer Manager for the Exchange Offer is:

UBS Investment Bank

677 Washington Boulevard
Stamford, Connecticut 06901
Attention: Liability Management Group
U.S. Toll-Free: (888) 719-4210
Call Collect: (203) 719-4210